8-K

		      SECURITIES AND EXCHANGE COMMISSION

			    Washington, D.C.  20549

				   FORM 8-K


			  CURRENT REPORT PURSUANT TO
			    SECTION 13 OR 15(d) OF
			  THE SECURITIES EXCHANGE ACT
				    OF 1934

	      Date of Report (Date of earliest event reported) -
				 July 22, 1994



		      FREEPORT-MCMORAN COPPER & GOLD INC.



   Delaware                   1-9916           74-2480931


- - ---------------            ------------      ---------------
(State or other            (Commission       (IRS Employer
jurisdiction of            File Number)      Identification
incorporation or                                 Number)
organization)


	    First Interstate Bank Building, One East First Street,
			Suite 1600, Reno, Nevada 89501

	      Registrant's telephone number, including area code:
				(702) 688-3000

Item 5.  Other Events.

	       In connection with the issuance of depositary shares (the "Depositary Shares") each initially representing .025 shares of Silver-Denominated Preferred Stock of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company") under a Registration Statement on Form S-3, as amended (Reg. No. 33-52503), the Company entered into (i) an underwriting agreement, dated July 22, 1994, among the Company, Lehman Brothers Inc., Goldman, Sachs & Co., Kidder, Peabody & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and S.G. Warburg & Co. Inc. relating to Depositary Shares offered initially inside the United States (the "U.S. Underwriting Agreement") and (ii) an underwriting agreement, dated July 22, 1994, among the Company, Lehman Brothers International (Europe), Goldman Sachs International, Kidder, Peabody International plc, Merrill Lynch International Limited and S.G. Warburg Securities Ltd. relating to the Depositary Shares offered initially outside the United States (the "International Underwriting Agreement").

	  The information set forth in the U.S. Underwriting Agreement and the International Underwriting Agreement, copies of which are attached hereto as Exhibits 99.1 and 99.2, is incorporated herein by reference.

Item 7.  Exhibits

	     See the Exhibit Index below.

				   SIGNATURE

	       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 1994

				 FREEPORT-McMoRan COPPER & GOLD INC.

				 By:  /s/ John T. Eads
				    --------------------------------
				     John T. Eads
				     Controller - Financial
				     Reporting


				 EXHIBIT INDEX


Exhibit
  No.                Exhibit Name
- - -------              ------------

99.1                 U.S. Underwriting Agreement

99.2                 International Underwriting Agreement